UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

August 17, 2012

Date of Report (Date of earliest event reported)

FMC Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-16489	36-4412642
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1803 Gears Road, Houston, Texas		77067
(Address of Principal Executive Offices)		(Zip Code)

(281) 591-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Item 1.01 Entry into a Material Definitive Agreement

Arrangement Agreement

On August 17, 2012, FMC Technologies, Inc., a corporation under the laws of Delaware (“FMC”), and Pure Energy Services Ltd., a corporation under the laws of Alberta, Canada (“Pure”), entered into an arrangement agreement (the “Arrangement Agreement”) under which FMC will acquire Pure for C$11.00 per share in cash, or approximately C$282 million (US$285 million).

Under the terms of the Arrangement Agreement, the transaction will be accomplished by way of a plan of arrangement (the “Arrangement”) pursuant to the Business Corporations Act (Alberta). The proposed Arrangement is subject to certain conditions, including the approval by (i) the holders of Pure shares and options representing at least two-thirds of votes cast in person or by proxy at the meeting of Pure securityholders to be held to approve the Arrangement; (ii) the Court of Queen’s Bench of Alberta; and (iii) the relevant regulatory authorities (including the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended).

The Pure securityholders’ meeting to approve the Arrangement is currently expected to be held by mid October 2012, and the closing of the Arrangement is currently anticipated to be completed in October 2012. An information circular in respect of the meeting is currently expected to be mailed to Pure shareholders and optionholders in September 2012. In the event the Arrangement is not completed before the close of business on October 31, 2012, being the record date for the dividend of C$0.09 per share declared by Pure on August 9, 2012, the price per Pure share under the Arrangement will be reduced by C$0.09 per share.

The foregoing description of the Arrangement and the Arrangement Agreement does not purport to be complete and is qualified in its entirety by reference to the Arrangement Agreement, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

The Arrangement Agreement has been included to provide investors and securityholders with information regarding its terms. It is not intended to provide any other factual information about FMC or Pure. The representations, warranties and covenants contained in the Arrangement Agreement were made only for the purposes of that agreement and as of specific dates, were made solely for the benefit of the parties to the Arrangement Agreement, may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties instead of establishing these matters as facts and may be subject to standards of materiality applicable to the parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of FMC, Pure or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Arrangement Agreement, which subsequent information may or may not be fully reflected in FMC’s public disclosures.

Voting and Support Agreements

Each of the directors and officers of Pure, collectively holding approximately 18% of the issued and outstanding shares and options of Pure, have entered into voting and support agreements with FMC pursuant to which they have agreed to vote their Pure shares in favor of the Arrangement at the meeting of shareholders and optionholders (the “Voting and Support Agreements”).

The foregoing description of the Voting and Supporting Agreements does not purport to be complete and is qualified in its entirety by reference to the Voting and Support Agreements, a form of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

Press Release

On August 20, 2012, FMC and Pure issued a press release announcing that the companies have signed a definitive arrangement agreement that provides for the acquisition of Pure by FMC for C$11.00 per share in cash. A copy of the press release announcing the planned acquisition is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

Forward-Looking Statements

This report contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve significant risks, uncertainties and assumptions that could cause actual results to differ materially from FMC’s historical experience and present expectations or projections. These risks, uncertainties and assumptions relate to, among other things, FMC’s ability to consummate the proposed transaction with Pure; FMC’s ability to obtain the requisite Pure securityholder approval and court approval of the transaction with Pure; FMC’s ability to obtain regulatory approval and the satisfaction of other conditions to consummation of the transaction with Pure; FMC’s ability to successfully integrate Pure’s operations and employees; FMC’s ability to realize anticipated synergies and cost savings from the transaction with Pure; the potential impact of the announcement or consummation of the transaction with Pure on relationships, including with employees, suppliers, customers and competitors of FMC and Pure; and the other factors described in FMC’s Annual Report on Form 10-K for the year ended December 31, 2011, as well as its other filings with the Securities and Exchange Commission. FMC cautions investors to not place undue reliance on any forward-looking statements, which speak only as of the date hereof. FMC undertakes no obligation to publicly update or revise any of its forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description of Exhibit

2.1*	Arrangement Agreement dated August 17, 2012, between FMC Technologies, Inc. and Pure Energy Services Ltd.

10.1	Form of Voting and Support Agreement dated August 17, 2012, between FMC Technologies, Inc. and the directors and officers of Pure Energy Services Ltd.

99.1	News Release issued by FMC Technologies, Inc. and Pure Energy Services Ltd. dated August 20, 2012

*	Certain documents related to this agreement have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A copy of any omitted document will be furnished supplementally to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FMC TECHNOLOGIES, INC.

Dated: August 20, 2012	By:	/s/ Jeffrey W. Carr
Name: Jeffrey W. Carr
Title: Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description of Exhibit

2.1*	Arrangement Agreement dated August 17, 2012, between FMC Technologies, Inc. and Pure Energy Services Ltd.

10.1	Form of Voting and Support Agreement dated August 17, 2012, between FMC Technologies, Inc. and the directors and officers of Pure Energy Services Ltd.

99.1	News Release issued by FMC Technologies, Inc. and Pure Energy Services Ltd. dated August 20, 2012

*	Certain documents related to this agreement have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A copy of any omitted document will be furnished supplementally to the Securities and Exchange Commission upon request.